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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .18.9
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ		85258
(Address of principal executive offices)		(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 - April 30, 2009

ITEM 1.          REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e-1):

Semi-Annual Report

April 30, 2009

Classes A, C, I and W

Global Fund-of-Funds

■ ING Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President's Letter	1

Market Perspective	2

Portfolio Manager's Report	4

Shareholder Expense Examples	5

Statement of Assets and Liabilities	6

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Portfolio of Investments	16

Additional Information	17

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund's website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

After hitting a low point in early March, the stock market has staged an impressive comeback, gaining more than 30% as measured by the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(1). If you have stuck to your long-term investment plans through these trying times, you may have seen your patience somewhat rewarded over the last few weeks (though equity markets are still well off their highs).

I doubt that everyone who bought stocks these last few weeks did so because the bargains were so good. The recent gains in the stock market are, at least in part, a sign of optimism: they point to investor expectations that, maybe within a year or so, the economy and corporate earnings will improve. It's a vote of confidence that the measures taken to restore the economy are likely to work.

Though we look forward hopefully, the market's troubles are not yet over. Credit markets continue to face challenges. The stock market remains volatile. People are still losing jobs. Generally, income, spending and home prices are still falling. The economy continues to shrink. Although the rate of shrinkage is slowing — a good thing — we won't see recovery until housing prices stabilize and spending picks up.

The recent gains in the stock market show how things can change when it is least expected. If you had retreated from stocks, you would have missed those gains. It's important to remember that trying to time market moves can hurt long-term investment results. It can't be said too often that the most important investment decision is to keep your long-term goals in sight and take those actions that serve to reinforce your aims.

Reaching your goals depends on the potential of your investments to generate gains, income and diversification. Your investment needs may change over time but should always reflect an appropriate mix of these attributes. Whether you've followed your plan or not, I urge you to discuss your situation with your financial advisor to determine your best next steps. Thank you for your continued confidence in ING. We take the trust you place in us very seriously.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
April 30, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2009

Our new fiscal year dawned with the financial world staring into the abyss of credit market collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), continued to slide and by March 9, 2009, the index had dropped nearly 26% for the fiscal year to date, plumbing levels not seen since late 2002. From there, markets recovered, paring the loss for the six month period ended April 30, 2009 to 5.80%. (The MSCI World® Index dropped 5.44% for the six month period ended April 30, 2009, measured in U.S. dollars). In currencies, the large moves of the previous fiscal year were not maintained. For the six month period ended April 30, 2009, the dollar fell 3.40% against the euro, 0.50% against the yen, but gained 9.50% against the pound as the UK's fiscal position deteriorated.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program ("TARP"), with a budget of $700 billion, was originally intended to relieve banks' balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs did provide practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee ("FOMC") reduced interest rates to between 0% and 0.25%.

Hopes that these measures would help solidify melting economies and investment markets spurred a late-2008 rally. But credit conditions remained conspicuously tight and equities resumed their fall in early January.

Meanwhile in the real economy unemployment reached 8.50% in March, the highest since 1983. The Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank 19% year-over-year in January, while new home sales repeatedly set new record low levels. Inflation recorded its first annual decline since 1955. Gross Domestic Product ("GDP") fell at an annualized rate of 6.10% in the first quarter of 2009, after 6.30% in the previous quarter, the worst performance since 1982. And amid a new wave of concern about the viability of major banks, the U.S. Department of the Treasury ("Treasury") announced that it would take a 36% stake in Citigroup.

Yet by early March, some of the news was getting better. Before long, the term "green shoots" seemed to be on the lips of almost every financial commentator. Personal spending, retail sales (excluding autos), durable goods orders, consumer confidence and at last, new home sales unexpectedly picked up from still poor levels. Some specific details were announced about a new Public-Private Investment Program to buy up banks' distressed securities: many people think it might just work. And on March 10, 2009, stock markets soared when the above-mentioned Citigroup surprised everybody by saying that 2009 had been profitable so far. All of this paved the way, rocky and uneven at times, for a partial return to favor for risky asset classes, at least through April.

U.S. fixed income markets had a tumultuous six months, reflecting appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 7.74% for the six month period ended April 30, 2009, but practically none of it in 2009. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 16.39% for the six month period ended April 30, 2009, (2.75)% before March 10, 2009, and 19.68% thereafter. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.97%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.12% for the six month period ended April 30, 2009. Similarly, the yield on the 90-day Treasury Bill started at 0.44%, briefly turned negative in December and ended at 0.12% for the six month period ended April 30, 2009, still very low historically.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(5), including dividends, returned (8.50)% in the six month period ended April 30, 2009. The first quarter of 2009 would mark the seventh straight quarter of declining profits for S&P 500® companies. As with stock markets generally, March 9, 2009, marked the low point for the S&P 500®, when the index closed at September 1996 levels. From there it recovered 29.40%, the financials sub-index soaring 74.10%.

2

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2009

As noted above, international markets also took heart after March 9, 2009, on the basis of frankly, not very much and bounced back from large losses. The MSCI Japan® Index(6) fell 2.40% for the six month period ended April 30, 2009. Export dependent gross domestic product ("GDP") receded at an annualized 12.10%, the worst since 1974, as exports halved in value year-over-year and household spending fell for 13 straight months. The MSCI Europe ex UK® Index(7) slid 6.10% for the six month period ended April 30, 2009, also depressed by slumping exports, especially in Germany, the world's biggest exporter. Eurozone industrial production in February was 18.40% below the level of February 2008, the worst annual fall on record. The European Central Bank was raising interest rates as late as July 2008, but ultimately cut back to 1.25%, still above other major central bank rates. The MSCI UK® Index(8) fell just 0.40% for the six month period ended April 30, 2009. The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the now suffering financial sector. The Bank of England repeatedly reduced rates to 0.50%, the lowest since its establishment in 1694 and introduced quantitative easing. Still, GDP fell at a quarterly rate of 1.90% in the first quarter of 2009, after 1.60% in the previous quarter.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GLOBAL TARGET PAYMENT FUND

PORTFOLIO MANAGERS' REPORT

ING Global Target Payment Fund's (the "Fund") primary investment objective is to meet its managed payment policy while seeking to preserve investors' capital over the long term. The Fund's secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds ("Underlying Funds") according to target allocations. The Fund is managed by Paul Zemsky, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out in the table below. As these are Target Allocations, the actual allocations of the Fund's assets may deviate from the percentages shown.

Assets are allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of the Fund's assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or over weighted in assets or a market that is experiencing significant declines.

Performance: For the six month period ended April 30, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of (3.32)% compared to the Dow Jones Moderate Index — Global Series(1) and the Composite Index(2) which retuned 2.54% and 1.12%, respectively, for the same period.

Portfolio Specifics: The Fund's relative underperformance resulted from disappointing performance of the Underlying Funds, exacerbated by a net negative result for the Fund's call option writing strategy. Tactical decisions, which added value for the period, included a move to high yield and later an overweight to international fixed income. In the beginning of the period the call options expired worthless, allowing the Fund to keep the premiums. In contrast, toward the end of the period a market rally caused the Fund to lose money via the call option writing strategy.

The largest detractors among the Underlying Funds lagged the market upswing for various reasons: ING Intermediate Bond Fund was by far the worst detractor due to its overweight in non-agency mortgages. ING Tactical Asset Allocation Fund lagged due to its overweight in equity for the majority of the period, when equities suffered. ING Emerging Countries Fund lagged because of its defensive positioning. Additionally, ING Mid Cap Opportunities Fund, ING Small Company Fund, ING Global Equity Dividend Fund, ING International Index Plus Fund, ING Disciplined International Small Cap Fund, ING Global Real Estate Fund, and ING High Yield Bond Fund underperformed their respective benchmarks.

During the period we added ING Alternative Beta Fund, which had positive relative performance. Finally, ING Global Bond Fund, in which we have a tactical position, outperformed its respective benchmark.

Current Strategy and Outlook: We have maintained our overweight position in international bonds. It is our view that European central banks, in particular, have not been as aggressive as the United States in addressing the recessionary environment by lowering interest rates. They will have to continue to lower rates in the near term, and this should, in our opinion, lead international bonds to produce higher total returns than domestic bonds. We believe that skepticism — about government policies to curb the recession and restore financial market stability — creates opportunity on the domestic front, although much of this potential may have been consumed by the recent rally.

Recent U.S. economic news flow has been more positive than expected. However, automaker shutdowns could interrupt this positive flow for at least several months. We expect market volatility to revert to an historically normal level. Therefore, we believe the Fund's call option writing strategy may generate premiums at a more normal level.

Target Allocations
as of April 30, 2009
(as a percent of net assets)

Large Cap Domestic	16%
Mid Cap Domestic	5%
Small Cap Domestic	5%
Developed International Markets	22%
International Small Cap	4%
Emerging Markets	9%
Real Estate	5%
Alternatives	5%
Fixed Income	29%

Portfolio holdings are subject to change daily.

(1)  The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes ("CMACs"): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(2)  The Composite Index is comprised of 15% S&P 500® Index, 5% S&P Mid Cap Index, 5% S&P Small Cap Index, 23% MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index, 4% MSCI EAFE® Small Cap Index, 9% MSCI Emerging Markets Index, 5% S&P Developed ex-US Property Index, 5% HFRI Fund of Funds Composite Index and 29% Barclays Capital U.S. Aggregate Bond Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009. The Fund's expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Global Target Payment Fund	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended April 30, 2009*	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended April 30, 2009*
Class A	$1,000.00	$966.80	0.52%	$2.54	$1,000.00	$1,022.22	0.52%	$2.61
Class C	1,000.00	962.10	1.27	6.18	1,000.00	1,018.50	1.27	6.36
Class I	1,000.00	967.30	0.27	1.32	1,000.00	1,023.46	0.27	1.35
Class W	1,000.00	968.50	0.27	1.32	1,000.00	1,023.46	0.27	1.35

*  Expenses are equal to the Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)  The annualized expense ratios do not include expenses of Underlying Funds.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 (UNAUDITED)

ASSETS:
Investments in affiliated underlying funds*	$24,777,585
Cash	278,538
Receivables:
Investment securities sold	638,948
Fund shares sold	141,600
Dividends and interest	13,248
Prepaid expenses	65,198
Reimbursement due from manager	31,261
Total assets	25,946,378
LIABILITIES:
Payable for investment securities purchased	701,652
Payable for fund shares redeemed	5,926
Income distribution payable	122,805
Payable to affiliates	8,585
Payable for directors fees	867
Other accrued expenses and liabilities	27,113
Written options^	143,799
Total liabilities	1,010,747
NET ASSETS	$24,935,631
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$34,623,202
Distributions in excess of net investment income	(167,628)
Accumulated net realized loss on investments and written options	(2,553,196)
Net unrealized depreciation on investments and written options	(6,966,747)
NET ASSETS	$24,935,631
* Cost of investments in affiliated underlying funds	$31,739,481
^ Premiums received on written options	$138,948

See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

Class A:
Net Assets	$23,349,432
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,361,206
Net asset value and redemption price per share	$6.95
Maximum offering price per share (5.75%)(1)	$7.37
Class C:
Net Assets	$597,171
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	83,557
Net asset value and redemption price per share(2)	$7.15
Maximum offering price per share	$7.15
Class I:
Net Assets	$2,092
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	301
Net asset value and redemption price per share	$6.95
Maximum offering price per share	$6.95
Class W:
Net Assets	$986,936
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	142,257
Net asset value and redemption price per share	$6.94
Maximum offering price per share	$6.94

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$577,689
Interest	76
Total investment income	577,765
EXPENSES:
Investment management fees	9,328
Distribution and service fees:
Class A	27,395
Class C	1,966
Transfer agent fees	3,079
Administrative service fees	11,660
Shareholder reporting expense	10,354
Registration fees	16,564
Professional fees	25,603
Custody and accounting expense	7,756
Directors fees	1,601
Offering expense	82,496
Miscellaneous expense	2,697
Total expenses	200,499
Net waived and reimbursed fees	(139,652)
Net expenses	60,847
Net investment income	516,918
REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Realized gain distributions from affiliated underlying funds	276,700
Sale of affiliated underlying funds	(2,292,562)
Written options	207,645
Net realized loss on affiliated underlying funds and written options	(1,808,217)
Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	699,058
Written options	(251,736)
Net change in unrealized appreciation or depreciation on affiliated underlying funds and written options	447,322
Net realized and unrealized loss on affiliated underlying funds and written options	(1,360,895)
Decrease in net assets resulting from operations	$(843,977)

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended April 30, 2009	July 1, 2008(1) to October 31, 2008
FROM OPERATIONS:
Net investment income	$516,918	$154,864
Net realized loss on affiliated underlying funds and written options	(1,808,217)	(10,837)
Net change in unrealized appreciation or depreciation on affiliated underlying funds and written options	447,322	(7,414,069)
Decrease in net assets resulting from operations	(843,977)	(7,270,042)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(216,973)	(577,616)
Class C	(2,311)	(4,191)
Class I	(23)	(63)
Class W	(11,411)	(26,822)
Net realized gains:
Class A	(690,247)	—
Class C	(12,079)	—
Class I	(64)	—
Class W	(31,752)	—
Return of capital:
Class A	(4,355)	—
Class C	(76)	—
Class I	(1)	—
Class W	(200)	—
Total distributions	(969,492)	(608,692)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,753,403	33,427,388
Reinvestment of distributions	202,395	323,429
	2,955,798	33,750,817
Cost of shares redeemed	(907,581)	(1,171,200)
Net increase in net assets resulting from capital share transactions	2,048,217	32,579,617
Net increase in net assets	234,748	24,700,883
NET ASSETS:
Beginning of period	24,700,883	—
End of period	$24,935,631	$24,700,883
Distributions in excess of net investment income at end of period	$(167,628)	$(453,828)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements
9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
Class A
04-30-09	7.49	0.15	•	(0.41)	(0.26)	0.07	0.21	0.00	*
07-01-08(5)-10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—
Class C
04-30-09	7.69	0.12	•	(0.42)	(0.30)	0.03	0.21	0.00	*
08-29-08(5)-10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—
Class I
04-30-09	7.50	0.16		(0.42)	(0.26)	0.08	0.21	0.00	*
07-01-08(5)-10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—
Class W
04-30-09	7.48	0.16	•	(0.41)	(0.25)	0.08	0.21	0.00	*
07-01-08(5)-10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—

				Ratios to average net assets				Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover

Year or period ended	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class A
04-30-09	0.28	6.95	(3.32)	1.72	0.52	0.52	4.43	23,349	30
07-01-08(5)-10-31-08	0.20	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
04-30-09	0.24	7.15	(3.79)	2.47	1.27	1.27	3.56	597	30
08-29-08(5)-10-31-08	0.09	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
04-30-09	0.29	6.95	(3.27)	1.47	0.27	0.27	4.77	2	30
07-01-08(5)-10-31-08	0.21	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class W
04-30-09	0.29	6.94	(3.15)	1.47	0.27	0.27	4.76	987	30
07-01-08(5)-10-31-08	0.21	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Expense ratios do not include expenses of Underlying Funds.

(5)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

See Accompanying Notes to Financial Statements
10

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are fifteen separate active investment series, which comprise the Company. This report is for ING Global Target Payment Fund ("Global Target Payment" or the "Fund") which is a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund's portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuations of the Fund's investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day.

  Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Fund are expensed as incurred. Costs incurred with the offering of the shares of the Fund are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

D.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

  The Fund's managed payment policy ("Managed Payment Policy") is designed to make level payments once per month throughout each calendar year. Under the Managed Payment Policy, the dollar amount of the Fund's scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund's performance over the previous three years. Please see the "Additional Information" section for information regarding the Fund's Managed Payment Policy.

11

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

H.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the six months ended April 30, 2009, the cost of purchases and proceeds from the sales of the Underlying Funds were $8,775,747 and $7,028,429, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement ("Management Agreement") between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

ING Funds Services, LLC ("IFS") acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC ("IFD" or "Distributor") is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total

12

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the "Plans"), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Funds' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class C
0.25%	1.00%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2009, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$29,958	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$1,584	$1,980	$5,021	$8,585

At April 30, 2009, Reliastar Life Insurance Company, an indirect wholly-owned subsidiary of ING Groep, owned 69.60% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan ("Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement ("Expense Limitation Agreement") with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class W(1)
1.30%	2.05%	1.05%	1.05%

(1) These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of April 30, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

			April 30,
2010	2011	2012	Total
$—	$—	$219,648	$219,648

13

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — WRITTEN OPTIONS

Transactions in written options for the six months ended April 30, 2009 were as follows:

	Number of Contracts	Premium
Balance at 10/31/08	40,653	$252,017
Options Written	277,108	1,208,689
Options Terminated in Closing Purchase Transactions	(119,284)	(529,097)
Options Expired	(158,136)	(792,661)
Balance at 04/30/09	40,341	$138,948

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended		#	#	#	#	($)	($)	($)	($)
Class A
04-30-09		345,726	22,616	(105,418)	262,924	2,399,146	153,750	(713,063)	1,839,833
07-01-08	(1) - 10-31-08	3,117,777	31,310	(50,805)	3,098,282	30,775,313	298,971	(415,011)	30,659,273
Class C
04-30-09		32,866	1,681	(1,082)	33,465	230,495	11,748	(8,191)	234,052
08-29-08	(1) - 10-31-08	51,988	488	(2,384)	50,092	488,684	4,043	(19,232)	473,495
Class I
04-30-09		—	—	—	—	—	—	—	—
07-01-08	(1) - 10-31-08	298	3	—	301	2,981	30	—	3,011
Class W
04-30-09		18,315	5,441	(27,922)	(4,166)	123,762	36,897	(186,327)	(25,668)
07-01-08	(1) - 10-31-08	225,386	2,330	(81,293)	146,423	2,160,410	20,385	(736,957)	1,443,838

(1) Commencement of operations.

NOTE 10 — CONCENTRATION OF RISKS

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds' shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds' investments.

Derivatives. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS (continued)

derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund's tax year-end of December 31, 2009. The tax composition of dividends and distributions as of the Fund's initial tax year-end of December 31, 2008 was as follows:

Ordinary Income	Long-Term Capital Gains
$888,763	$57,529

The tax-basis components of distributable earnings for the Fund's most recent tax year-end of December 31, 2008 were:

Undistributed Ordinary Income	Unrealized Depreciation
$570,585	$(9,164,580)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund's initial tax year of 2008.

As of April 30, 2009, no provisions for income tax would be required in the Fund's financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009 management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2009, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	June 1, 2009	May 28, 2009
Class C	0.0380	June 1, 2009	May 28, 2009
Class I	0.0470	June 1, 2009	May 28, 2009
Class W	0.0470	June 1, 2009	May 28, 2009

15

  PORTFOLIO OF INVESTMENTS
ING GLOBAL TARGET PAYMENT FUND  AS OF APRIL 30, 2009 (UNAUDITED)

Shares		Value
AFFILIATED INVESTMENT COMPANIES: 99.4%
122,519	ING Alternative Beta Fund - Class I	$1,250,923
188,226	ING Disciplined International SmallCap Fund - Class I	1,001,365
128,788	ING Emerging Countries Fund - Class I	2,247,347
121,659	ING Global Bond Fund - Class I	1,321,213
161,563	ING Global Equity Dividend Fund - Class I	1,234,344
115,116	ING Global Real Estate Fund - Class I	1,225,982
795,086	ING Index Plus International Equity Fund - Class I	4,698,957
699,980	ING Intermediate Bond Fund - Class I	5,886,835
107,004	ING MidCap Opportunities Fund - Class I	1,225,197
132,228	ING Small Company Fund - Class I	1,227,073
556,900	ING Tactical Asset Allocation Fund - Class I	3,458,349
Total Investments in Securities (Cost $31,739,481)*	99.4%	$24,777,585
Other Assets and Liabilities - Net	0.6	158,046
Net Assets	100.0%	$24,935,631

*  Cost for federal income tax purposes is $32,899,099.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$35,135
Gross Unrealized Depreciation	(8,156,649)
Net Unrealized Depreciation	$(8,121,514)

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$24,777,585	$—
Level 2 — Other Significant Observable Inputs	—	(143,799)
Level 3 — Significant Unobservable Inputs	—	—
Total	$24,777,585	$(143,799)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Global Target Payment Fund Written OTC Call Options open on April 30, 2009:

# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Value
37,015	BNP Paribas	iShares MSCI EAFE Index Fund	05/27/09	41.74	USD	$55,619	$(62,841)
1,322	BNP Paribas	Russell 2000 Index	05/27/09	491.47	USD	29,362	(26,902)
632	BNP Paribas	S&P 400 MidCap Index	05/27/09	561.68	USD	12,848	(14,513)
1,372	BNP Paribas	S&P 500 Index	05/27/09	873.64	USD	41,119	(39,543)
						$138,948	$(143,799)

Total Premiums Received:	$138,948
Total Liabilities for Call Options Written:	$143,799

See Accompanying Notes to Financial Statements
16

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY

The Fund's Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund's performance over the previous three years and the Sub-Adviser's assessment of the Fund's objectives and market conditions.

For the calendar year 2009, the Fund will make a level monthly payment of $0.045 per share for Class A, $0.038 per share for Class C, and $0.047 per share for Class I and Class W shares. The level monthly payment amount for calendar year 2009 will be the product of: (i) the annual payment rate ("Annual Payment Rate") of 6.50% divided by 12; and (ii) the trailing average account value ("Trailing Average Account Value"). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A, $380 from their holdings in Class C, and $470 from their holdings in Class I or Class W shares of the Fund during 2009.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund's Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund's Sub-Adviser; and (ii) the Fund's performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, which will be the same for the Fund's Class A, C, I and W shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund's Class A, C, I and W shares.

While the Fund's level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund's Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund's current NAV per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund's 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions ("Special Distributions") are not factored into the Fund's managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund's Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund's payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund's shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

17

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VII
ING Index Plus LargeCap Equity Fund IX
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund
ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department's Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

  PRSAR-AGTPALL  (0409-062309)

Semi-Annual Report

April 30, 2009

Classes A, B, C, I, and W

Global Fund

■	ING Alternative Beta Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

After hitting a low point in early March, the stock market has staged an impressive comeback, gaining more than 30% as measured by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1). If you have stuck to your long-term investment plans through these trying times, you may have seen your patience somewhat rewarded over the last few weeks (though equity markets are still well off their highs).

I doubt that everyone who bought stocks these last few weeks did so because the bargains were so good. The recent gains in the stock market are, at least in part, a sign of optimism: they point to investor expectations that, maybe within a year or so, the economy and corporate earnings will improve. It’s a vote of confidence that the measures taken to restore the economy are likely to work.

Though we look forward hopefully, the market’s troubles are not yet over. Credit markets continue to face challenges. The stock market remains volatile. People are still losing jobs. Generally, income, spending and home prices are still falling. Although the economy continues to shrink. The rate of shrinkage is slowing — a good thing —  we won’t see recovery until housing prices stabilize and spending picks up.

The recent gains in the stock market show how things can change when it is least expected. If you had retreated from stocks, you would have missed those gains. It’s important to remember that trying to time market moves can hurt long-term investment results. It can’t be said too often that the most important investment decision is to keep your long-term goals in sight and take those actions that serve to reinforce your aims.

Reaching your goals depends on the potential of your investments to generate gains, income and diversification. Your investment needs may change over time but should always reflect an appropriate mix of these attributes. Whether you’ve followed your plan or not, I urge you to discuss your situation with your financial advisor to determine your best next steps. Thank you for your continued confidence in ING. We take the trust you place in us very seriously.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 30, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2009

Our new fiscal year dawned with the financial world staring into the abyss of credit market collapse. Global equities in the form of the MSCI World® Index (1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), continued to slide and by March 9, 2009, the index had dropped nearly 26% for the fiscal year to date, plumbing levels not seen since late 2002. From there, markets recovered, paring the loss for the six month period ended April 30, 2009 to 5.80%. (The MSCI World® Index dropped 5.44% for the six month period ended April 30, 2009, measured in U.S. dollars). In currencies, the large moves of the previous fiscal year were not maintained. For the six month period ended April 30, 2009, the dollar fell 3.40% against the euro, 0.50% against the yen, but gained 9.50% against the pound as the UK’s fiscal position deteriorated.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program (“TARP”), with a budget of $700 billion, was originally intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs did provide practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

Hopes that these measures would help solidify melting economies and investment markets spurred a late-2008 rally. But credit conditions remained conspicuously tight and equities resumed their fall in early January.

Meanwhile in the real economy unemployment reached 8.50% in March, the highest since 1983. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank 19% year-over-year in January, while new home sales repeatedly set new record low levels. Inflation recorded its first annual decline since 1955. Gross

Domestic Product (“GDP”) fell at an annualized rate of 6.10% in the first quarter of 2009, after 6.30% in the previous quarter, the worst performance since 1982. And amid a new wave of concern about the viability of major banks, the U.S. Department of the Treasury (“Treasury”) announced that it would take a 36% stake in Citigroup.

Yet by early March, some of the news was getting better. Before long, the term “green shoots” seemed to be on the lips of almost every financial commentator. Personal spending, retail sales (excluding autos), durable goods orders, consumer confidence and at last, new home sales unexpectedly picked up from still poor levels. Some specific details were announced about a new Public-Private Investment Program to buy up banks’ distressed securities: many people think it might just work. And on March 10, 2009, stock markets soared when the above-mentioned Citigroup surprised everybody by saying that 2009 had been profitable so far. All of this paved the way, rocky and uneven at times, for a partial return to favor for risky asset classes, at least through April.

U.S. fixed income markets had a tumultuous six months, reflecting appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 7.74% for the six month period ended April 30, 2009, but practically none of it in 2009. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 16.39% for the six month period ended April 30, 2009, (2.75)% before March 10, 2009, and 19.68% thereafter. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.97%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.12% for the six month period ended April 30, 2009. Similarly, the yield on the 90-day Treasury Bill started at 0.44%, briefly turned negative in December and ended at 0.12% for the six month period ended April 30, 2009, still very low historically.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (8.50)% in the six month period ended April 30, 2009. The first quarter of 2009 would mark the seventh straight quarter of declining profits for S&P 500® companies. As with stock markets generally, March 9, 2009, marked the low point for the S&P 500®, when the index closed at September 1996 levels. From there it recovered 29.40%, the financials sub-index soaring 74.10%.

As noted above, international markets also took heart after March 9, 2009, on the basis of frankly, not very

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2009

much and bounced back from large losses. The MSCI Japan® Index(6) fell 2.40% for the six month period ended April 30, 2009. Export dependent gross domestic product (“GDP”) receded at an annualized 12.10%, the worst since 1974, as exports halved in value year-over-year and household spending fell for 13 straight months. The MSCI Europe ex UK® Index(7) slid 6.10% for the six month period ended April 30, 2009, also depressed by slumping exports, especially in Germany, the world’s biggest exporter. Eurozone industrial production in February was 18.40% below the level of February 2008, the worst annual fall on record. The European Central Bank was raising interest rates as late as July 2008, but ultimately cut back to 1.25%, still above other major central bank rates. The MSCI UK® Index(8) fell just 0.40% for the six month period ended April 30, 2009. The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the now suffering financial sector. The Bank of England repeatedly reduced rates to 0.50%, the lowest since its establishment in 1694 and introduced quantitative easing. Still, GDP fell at a quarterly rate of 1.90% in the first quarter of 2009, after 1.60% in the previous quarter.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single- family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING ALTERNATIVE BETA FUND	PORTFOLIO MANAGERS’ REPORT

ING Alternative Beta Fund (the “Fund”) seeks to deliver investment results that approximate the return and risk characteristics of the beta component of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (“HFRI Index”). The Fund is managed by Frank van Etten, Bas Peeters and Willem van Dommelen, Portfolio Managers, of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: Since its inception on December 15, 2008 through April 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.65% compared to the Dow Jones Moderate Index — Global Series(1), the HFRX Global Hedge Fund Index(2) and the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index(3) which returned 1.46%, 2.30% and 1.13%, respectively, for the period of January 1, 2009 through April 30, 2009.

Portfolio Specifics: The Fund seeks to replicate the market return potential (beta) typically found in institutional hedge funds, by investing in financial instruments (factors) that track seven liquid market indices. These include traditional sources of beta such as U.S. and non-U.S. equities of various sizes and styles, along with nontraditional exposures such as commodities and currencies. Allocation to the market factors is determined by a regression model which strives to identify the relevant exposures and sensitivities that hedge funds have to traditional betas. The Fund has a flexible risk budget, which allows it to take short exposures and exposure to less traditional asset classes such as volatility and commodity indices. The selection of the factors is based on liquidity, transparency and low implementation cost.

The Fund currently takes positions that provide exposure to seven factors: U.S. small-cap equity, non-U.S. equity, emerging market equity, commodities (implemented through an equity proxy), currencies and volatility. Generally, we expect to add or eliminate factors less frequently; leveraging and deleveraging of positions will be more frequent.

During the reporting period, the Fund took positions in all seven factors. The investments in non-U.S. equity, emerging market equity and currencies (U.S. dollar vs. a basket of currencies) were long, while the investments in volatility and U.S. large-cap equity were short. Investments in U.S. small-cap equity were shifted from short to long. The overall allocation to cash was substantial, which caused the Fund to have a defensive risk profile. The exposure to the equity markets was slightly increased towards end of the reporting period.

Over the whole reporting period, the Fund showed a positive absolute return. The Fund underperformed the investable and non-investable HFR indices (HFRX and HFRI) in January. This may partially be explained by too-conservative valuations of hedge funds at year-end. During the period February to April Fund performance was in line with the HFRI index, which is the objective in the replication model. The Fund outperformed the HFRX . Note that HFRI data are subject to change after first publication.

Current Strategy and Outlook: The Fund strategy seeks to deliver robust investment performance in diverse market environments. Over time, hedge fund indices may change in composition. The Fund seeks to capture the effects of such changes and to deliver replicated returns.

(1)

The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(2)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market netural, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

(3)

The HFRI Fund of Funds Composite Index is an equal-weighted index consisting of over 800 fund-of-funds that have at least $50 million in assets under management or have been actively trading for at least 12 months.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2009*	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2009**
ING Alternative Beta Fund
Class A	$1,000.00	$1,026.50	1.40%	$5.32	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,023.20	2.15	8.16	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,023.20	2.15	8.16	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	1,027.60	1.15	4.38	1,000.00	1,019.09	1.15	5.76
Class W	1,000.00	1,027.60	1.15	4.38	1,000.00	1,019.09	1.15	5.76

*	Commencement of operations was December 15, 2008. Expenses paid for the Actual Fund Return reflect the 137-day period ended April 30, 2009.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 (UNAUDITED)

ASSETS:
Investments in securities at value*	$6,048,697
Short-term investments in affiliate**	5,162,073
Cash collateral for futures	355,200
Receivables:
Dividends and interest	684
Variation margin	5,040
Prepaid expenses	82,558
Reimbursement due from manager	14,101

Total assets	11,668,353

LIABILITIES:
Payable for fund shares redeemed	50,251
Payable for variation margin	4,630
Payable to affiliates	9,427
Payable for director fees	195
Other accrued expenses and liabilities	24,850

Total liabilities	89,353

NET ASSETS	$11,579,000

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$11,345,115
Distributions in excess of net investment income	(42,874)
Accumulated net realized gain on investments and futures	327,162
Net unrealized depreciation on investments and futures	(50,403)

NET ASSETS	$11,579,000

* Cost of investments in securities	$5,660,117
** Cost of short-term investments in affiliate	$5,162,073

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$10,302,320
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,010,092
Net asset value and redemption price per share	$10.20
Maximum offering price per share (5.75%)(1)	$10.82
Class B:
Net assets	$10,380
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,020
Net asset value and redemption price per share(2)	$10.17
Maximum offering price per share	$10.17
Class C:
Net assets	$9,715
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	955
Net asset value and redemption price per share(2)	$10.17
Maximum offering price per share	$10.17
Class I:
Net assets	$1,253,512
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	122,821
Net asset value and redemption price per share	$10.21
Maximum offering price per share	$10.21
Class W:
Net assets	$3,073
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	301
Net asset value and redemption price per share	$10.21
Maximum offering price per share	$10.21

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS (UNAUDITED)

December 15, 2008(1) to April 30, 2009
INVESTMENT INCOME:
Dividends(2)	$31,232
Interest	42,266

Total investment income	73,498

EXPENSES:
Investment management fees	28,040
Distribution and service fees:
Class A	9,137
Class B	22
Class C	28
Transfer agent fees	3,876
Administrative service fees	3,739
Shareholder reporting expense	1,354
Registration fees	2,397
Professional fees	2,646
Custody and accounting expense	1,904
Directors fees	424
Offering expense	46,576
Miscellaneous expense	4,289

Total expenses	104,432
Net waived and reimbursed fees	(52,007)

Net expenses	52,425

Net investment income	21,073

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	(107,549)
Futures	434,711

Net realized gain on investments and futures	327,162

Net change in unrealized appreciation or depreciation on:
Investments	388,580
Futures	(438,983)

Net change in unrealized appreciation or depreciation on investments and futures	(50,403)

Net realized and unrealized gain on investments and futures	276,759

Increase in net assets resulting from operations	$297,832

(1) Commencement of operations.
(2) Dividends from affiliate	$8,336

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

December 15, 2008(1) to April 30, 2009
FROM OPERATIONS:
Net investment income	$21,073
Net realized gain on investments and futures	327,162
Net change in unrealized appreciation or depreciation on investments and futures	(50,403)

Increase in net assets resulting from operations	297,832

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(63,871)
Class B	(18)
Class C	(18)
Class I	(20)
Class W	(20)

Total distributions	(63,947)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,395,295
Reinvestment of distributions	71

11,395,366
Cost of shares redeemed	(50,251)

Net increase in net assets resulting from capital share transactions	11,345,115

Net increase in net assets	11,579,000

NET ASSETS:
Beginning of period	—

End of period	$11,579,000

Distributions in excess of net investment income at end of period	$(42,874)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)		Expenses, net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
12-15-08(4) - 04-30-09	10.00	0.02		0.24	0.26	0.06	—	—	0.06	10.20	2.65	2.78	1.40	†	1.40	†	0.60	†	10,302	39
Class B
12-15-08(4) - 04-30-09	10.00	(0.04	)*	0.27	0.23	0.06	—	—	0.06	10.17	2.32	3.53	2.15	†	2.15	†	(1.05	)†	10	39
Class C
12-15-08(4) - 04-30-09	10.00	(0.05	)*	0.28	0.23	0.06	—	—	0.06	10.17	2.32	3.53	2.15	†	2.15	†	(1.29	)†	10	39
Class I
12-15-08(4) - 04-30-09	10.00	(0.04	)*	0.31	0.27	0.06	—	—	0.06	10.21	2.76	2.53	1.15	†	1.15	†	(1.01	)†	1,254	39
Class W
12-15-08(4) - 04-30-09	10.00	0.03		0.24	0.27	0.06	—	—	0.06	10.21	2.76	2.53	1.15	†	1.15	†	0.84	†	3	39

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excludes the deductions of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series, which comprise the Company. This report is for ING Alternative Beta Fund (”Alternative Beta” or the “Fund”) which is a non-diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Fund (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

B.

Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Premium amortization and discount accretion are determined by the effective yield method.

C.	Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D.	Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Fund are expensed as incurred. Costs incurred with the offering of shares of the Fund are deferred and amortized over a period of twelve months.

H.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2009, the cost of purchases and proceeds from the sales of securities, excluding U.S. government and short-term securities, were $7,833,514 and $2,059,807, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.75%, computed daily and payable monthly, based on the average daily net assets of the Fund.

ING Investment Management Advisors, B.V. (“IIMA”), a Netherlands corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with IIMA. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by a fund will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by a fund. These fees are not subject to recoupment. For the six months ended April 30, 2009, the Investment Adviser waived $1,335 of such management fees.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS, ING Investments and IIMA are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C
0.25%	1.00%	1.00%

For the six months ended April 30, 2009, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$180	N/A
Contingent Deferred Sales Charges	$—	$—

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$6,429	$896	$2,102	$9,427

At April 30, 2009, the following ING Fund or indirect wholly-owned subsidiary of ING Groep, owned more than 5% of the Fund:

ING Global Target Payment Fund (10.70%); and ReliaStar Life Insurance Company (88.10%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSE AND LIABILITIES

At April 30, 2009, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Offering	$16,666

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class A	Class B	Class C	Class I	Class W
1.40%	2.15%	2.15%	1.15%	1.15%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of April 30, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

April 30,
2010	2011	2012	Total
$—	$—	$50,672	$50,672

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
12-15-08(1) - 04-30-09	1,010,110	7	(25)	1,010,092	10,100,649	71	(251)	10,100,469
Class B
12-15-08(1) - 04-30-09	1,020	—	—	1,020	10,219	—	—	10,219
Class C
12-15-08(1) - 04-30-09	955	—	—	955	9,389	—	—	9,389
Class I
12-15-08(1) - 04-30-09	127,718	—	(4,897)	122,821	1,272,028	—	(50,000)	1,222,028
Class W
12-15-08(1) - 04-30-09	301	—	—	301	3,010	—	—	3,010

(1)	Commencement of operations.

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS (continued)

domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Absence of regulation. In general, there is less governmental regulation and supervision of transactions in the over-the-counter (“OTC”) markets (in which swaps and other deriviatives may be traded) than of transactions entered into on organized exchanges. Therefore, in those instances in which the Fund enters into OTC derivatives transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses and be less likely to achieve its investment objective.

Derivatives. The NAV of the Fund and the value of your investment will fluctuate. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates or volatility. Loss may result from the Fund’s use of derivatives. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Proprietary Hedge Fund Beta Strategy. Because the Fund seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market. The ability of the Fund to match the performance of the beta component of hedge fund returns will be adversely affected by the costs of buying and selling investments as well as other expenses. The proprietary model used by IIMA to identify the beta component of the returns of the HFRI Index is based on IIMA’s understanding of the interplay of certain market indices and does not assure successful achievement of the Fund’s investment objective. To the extent that the data and analysis used in the model is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns. The market indices identified by IIMA may not be successful in identifying the beta component of the return of the HFRI Index and there can be no assurance that the Fund will track hedge fund beta return.

Non-Diversified. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions was $63,947 of ordinary income for the period ended April 30, 2009.

The tax-basis components of distributable earnings will be determined after the Fund's initial year-end of October 31, 2009.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund's initial tax year 2008.

As of April 30, 2009, no provisions for income tax would be required in the Fund's financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No.

161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2009 (UNAUDITED)

Shares		Value

EXCHANGE-TRADED FUNDS: 52.2%
70,245	iShares MSCI EAFE Index Fund	$2,944,670
77,940	iShares MSCI Emerging Markets Index Fund	2,232,981
30,779	iShares S&P Global Energy Sector Index Fund	871,046

	Total Exchange-Traded Funds (Cost $5,660,117)	6,048,697

SHORT-TERM INVESTMENTS: 44.6%
Affiliated Mutual Fund: 44.6%
5,162,073	ING Institutional Prime Money Market Fund - Class I		5,162,073

	Total Short-Term Investments (Cost $5,162,073)		5,162,073

	Total Investments in Securities (Cost $10,822,190)*	96.8%	$11,210,770
	Other Assets and Liabilities - Net	3.2	368,230

	Net Assets	100.0%	$11,579,000

*	Cost for federal income tax purposes is $10,894,679.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$400,020
Gross Unrealized Depreciation	(83,929)

Net Unrealized Appreciation	$316,091

The following table summarizes the inputs used as of April 30, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$11,210,770	$(438,983)
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$11,210,770	$(438,983)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Alternative Beta Fund Open Futures Contracts on April 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000 Mini Index	4	06/19/09	$40,231
U.S. Dollar Index	42	06/15/09	(126,207)

			$(85,976)

Short Contracts
CBOE Volatility Index (VIX)	2	05/19/09	$6,896
S&P 500 E-Mini	62	06/19/09	(359,903)

			$(353,007)

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT FOR ING ALTERNATIVE BETA FUND

Section 15 of The Investment Company Act of 1940, as amended (the “1940 Act”) provides, in substance, that, each new investment advisory agreement and sub-advisory agreement for a mutual fund must be approved by the board of directors of the fund, including a majority of the directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund. Consistent with this requirement of the 1940 Act, the Board of Directors of ING Series Fund, Inc. (the “Company”) has established a process for considering the advisory and sub-advisory arrangements for any new series of the Company prior to the commencement of its operations.

Overview of the Review Process

At meetings held on July 29, 2008 and September 25, 2008, the board of directors (the “Directors” or the “Board”) of the Company, including all of the independent directors who are not “interested persons” of the Company (the “Independent Directors”), authorized the establishment of the ING Alternative Beta Fund (the “Alternative Beta Fund”), as a portfolio series of the Company, to operate within the ING complex of mutual funds (the “ING Funds”).

At the meeting held on September 25, 2008, in connection with the establishment of the Alternative Beta Fund, the Board, including all of the Independent Directors, voted to approve (i) an investment advisory agreement (the “Advisory Agreement”) for the Alternative Beta Fund with ING Investments, LLC (the “Adviser”), (ii) a sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and ING Investment Management Advisors B.V. (“IIM BV” or “Sub-Adviser”) with respect to the Alternative Beta Fund. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of each of the Agreements after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the Alternative Beta Fund and as part of the annual contract approval process for other ING Funds advised and sub-advised by the Adviser. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and the Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Alternative Beta Fund; (2) comparative data regarding the proposed expense ratio of the Alternative Beta Fund and the expense ratio of a selected peer group of similar funds (the “Selected Peer Group”); (3) copies of the form of advisory agreement and the form of sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to the Alternative Beta Fund; (7) descriptions of the qualifications of the investment personnel expected to be responsible for managing the Alternative Beta Fund and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the Alternative Beta Fund, including the investment strategies and techniques used by the Sub-Adviser in managing the Alternative Beta Fund; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Alternative Beta Fund’s brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser’s programs for monitoring and enforcing compliance with the ING Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and Sub-Adviser to manage the Alternative Beta Fund.

In addition, the Contracts Committee considered information relating specifically to the investment objective and investment policies of the Alternative Beta Fund and the ability of the Adviser and Sub-Adviser to pursue the Alternative Beta Fund’s investment objective by implementing these

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment policies. Prior to voting to recommend approval of the Agreements for the Alternative Beta Fund, the Contracts Committee and/or the Board received presentations from the Adviser and the Sub-Adviser regarding the investment strategies to be used in pursuing the Alternative Beta Fund’s investment objective.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services that will be provided to the Alternative Beta Fund by the Adviser and the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Alternative Beta Fund. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the Alternative Beta Fund, the Codes of Ethics of the Adviser and of the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds’ policies and procedures for valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of mutual funds in the ING complex of funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Alternative Beta Fund may realize because the Alternative Beta Fund is part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the Alternative Beta Fund, taken as a whole, can be expected to be consistent with the terms of the Agreements and that the fees to be paid for such services are fair and reasonable.

The Board noted that the Alternative Beta Fund has no prior performance record. The Board considered the performance achieved by the Sub-Adviser in managing similar funds. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the Alternative Beta Fund.

Management Fee, Sub-Advisory Fee and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Alternative Beta Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Alternative Beta Fund’s proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the Alternative Beta Fund. The Board evaluated the reasonableness of the total fees to be received by the Adviser and its affiliate in the aggregate under the Agreements. After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board concluded that the management fee to be charged to the Alternative Beta Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Alternative Beta Fund is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Alternative Beta Fund. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the expected profitability of the Adviser and its affiliated companies attributable to managing and operating the Alternative Beta Fund both with and without the profitability of the distributor of the Alternative Beta Fund and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits to be derived by the Adviser and the affiliated Sub-Adviser in the aggregate attributable to managing and operating the Alternative Beta Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the Alternative Beta Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of “soft dollar” benefits from the Alternative Beta Fund’s brokerage. The Board concluded that, in light of the nature, extent and quality of the services to be provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Alternative Beta Fund are reasonable.

In considering the reasonableness of the management fee of the Alternative Beta Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Alternative Beta Fund’s Adviser and its affiliated companies, on the one hand, and by the Alternative Beta Fund, on the other hand, as the assets of the Alternative Beta Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of the Alternative Beta Fund. The Board also reviewed information regarding the projected expense ratio of the Alternative Beta Fund in light of projected changes in the assets of the Alternative Beta Fund, noting that, as the assets of the Alternative Beta Fund increase, the fixed expenses of the Alternative Beta Fund, as a percentage of the total assets of the Alternative Beta Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Alternative Beta Fund. Based upon the foregoing, the Board concluded that the fee schedule for the Alternative Beta Fund can be expected to result in an equitable sharing among the Alternative Beta Fund, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Departments Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-ALTBETAABCIW	(0409-062309)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 7, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 7, 2009